Exhibit 99.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

Date: July 14, 2010	Amount: $300,000.00

DESERT HAWK GOLD CORP.

AMENDED AND RESTATED 15% CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, Desert Hawk Gold Corp., a Nevada corporation (the “Company”), promises to pay to West C. Street LLC or its registered assigns (the “Holder”), the principal sum of Three Hundred Thousand Dollars ($300,000.00), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest equal to fifteen percent (15%) of the principal amount of this Amended and Restated 15% Convertible Promissory Note (the “Note”) which shall represent an aggregate of $112,500 in interest payable under this Note (less any interest paid under the Original Note), which interest shall be due and payable in full as provided herein regardless of the prepayment or conversion of the principal amount of this Note.  Interest shall be paid in equal monthly payments of $3,750 on or before the 10th day of each month and shall be prorated for any partial calendar months.  All unpaid principal, together with the balance of unpaid and accrued interest and other amounts payable hereunder, if not converted by the provisions of Section 2 below, shall be due and payable on November 30, 2012 (the “Maturity Date”).  This Note is one of a series of Notes containing substantially identical terms and conditions (collectively, the “Notes”) issued pursuant to the Loan Agreement dated November 18, 2009, among the Company and the purchasers of the Notes, as amended on July 14, 2010 (the “Loan Agreement”).  This Note amends, and restates in its entirety the original 15% Convertible Promissory Note dated November 30, 2009 (the “Original Note”) previously delivered by the Company to the Holder.  This Note is expressly made subject to the terms and conditions of the Subordination Agreement dated July 14, 2010, by and between IBEARHOUSE LLC and West C. Street LLC as the Subordinating Creditors, and DMRJ Group I, LLC as the Senior Creditor, with the Company’s consent and agreement, a copy of which agreement is attached hereto and incorporated herein (the “Subordination Agreement”).

Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.  The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.

Registration of Note on Company’s Books.  The Company shall register this Note upon records to be maintained by the Company for that purpose (the “Note Register”), in the name of the record Holder hereof from time to time.  The Company shall maintain the name and address of the registered Holder on the Note Register.  The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any payment, conversion, or other stock issuance and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Conversion.  Subject to and in compliance with the provisions contained herein, the Holder is entitled, at its option, at any time prior to the close of business on the later of (i) Maturity Date (as the same may be extended pursuant to Section 6.f. below) and (ii) in the event that the entire remaining principal amount of this Note is not repaid in full on the Maturity Date, the date that the entire remaining principal amount of this Note is repaid, or in case this Note or some portion hereof shall have been called for prepayment prior to such date, then, in respect of this Note or such portion hereof, until and including, but not after, the close of business within 30 days of the date of notice of prepayment, to convert the principal amount of and any unpaid interest on this Note (or any portion thereof), into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock (the “Conversion Shares”) of the Company by surrender of this Note, duly endorsed (if so required by the Company) at its offices, accompanied by written notice to the Company, in the form set forth below, that the Holder elects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted.  The principal amount of this Note to be converted by the Holder shall be convertible into the Conversion Shares at the rate of $0.70 per Share.  No fractional Conversion Shares shall be issued, and the Company shall pay therefor in cash the fair value of the fractional Conversion Share at the time of conversion.  If the Company does not intend to repay this Note on the Maturity Date or expects to default in the payment of the principal amount of this Note on the Maturity Date, the Company shall provide the Holder with written notice not less than 5 business days prior to the Maturity Date.  Thereafter, the Company shall provide the Holder with not less than 30 days notice prior to repayment of any principal amount of this note in accordance with Section 3 so that the Holder has an opportunity to covert this Note prior to repayment in accordance with the terms hereof.

3.

Prepayment.  Except as otherwise provided in the Subordination Agreement, this Note is subject to prepayment, in whole or in part, at any time upon not less than 30 days’ notice at the election of the Company.  Prepayment shall be effected by paying the amount equal to the outstanding principal amount of this Note, plus all unpaid interest.  During the 30 days following the date of any notice of prepayment, the Holder shall have the right to convert this Note into the common stock of the Company, on the terms and conditions provided for in Section 2 above.  Any prepayment of the principal amount of this Note shall not reduce the total amount of interest due and payable under this Note.  Except as otherwise provided in the Subordination Agreement, the balance of the full amount of the interest due hereunder, or any portion thereof, may be prepaid at any time upon not less than 30 days’ notice at the election of the Company.

4.

Limitations on Right of Conversion.  Following receipt of the written notice of intention to convert the Note, the Company shall take such steps as it deems appropriate to permit conversion of the Note as specified in the notice without registration or qualification under applicable federal and state securities laws; provided, that the Holder shall be an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and further provided that in no event shall the Company be required to consent to the general service of process or to qualify as a foreign corporation in any jurisdiction where the Holder resides if such jurisdiction is different than such Holder’s residence when the Note was originally offered and sold.  In order to comply with exemptions from the registration requirements of the Securities Act and certain state securities statutes, the Company may require the Holder to make certain representations and execute and deliver to the Company certain documents as a condition to exercise of conversion rights hereunder, all in form and substance satisfactory to the Company as determined in its sole discretion.  In the event the Company reasonably determines that the Note cannot be converted in compliance with applicable federal and state securities laws in the absence of registration or qualification under such statutes, the Company shall be under no obligation to permit conversion of the Note and issue any shares of common stock pursuant hereto.

5.

Satisfaction and Discharge of Note.  This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer, or exchange of the Note herein expressly provided for) when:

a.

The Company has paid or caused to be paid all sums payable hereunder by the Company, including all principal amounts and interest payable under the Note; and

b.

All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been complied with.

6.

Events of Default.  “Event of Default,” when used herein, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administration or government body or be caused by the provisions of any paragraph herein means any one of the following events:

a.

Default in the payment of any interest on this Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

b.

Default in the payment of the principal amount of this Note when due, whether at the Maturity Date, upon prepayment, or otherwise; or

c.

Default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 60 days after there has been given to the Company by registered or certified mail, by the Holder, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

d.

The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

e.

The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee (or other similar official) of the Company or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

f.

Notwithstanding the provisions of this Section 6, if the Company defaults in the payment of the principal amount of this Note on the Maturity Date, the Company shall issue to the Holder 150,000 fully paid and nonassessable shares (the “Penalty Shares”) of the common stock of the Company (subject to adjustment as provided in Section 8 hereof to the same extent as the Conversion Shares) and the Maturity Date of this Note shall be automatically extended for an additional 12 months from the original Maturity Date.  The issuance and delivery of the Penalty Shares to the Holder shall be deemed to cure any default pursuant to Section 6(b) hereof for the failure to pay the principal amount of this Note when due at the Maturity Date.  Additional interest shall be payable for the extended term of this Note pursuant to this provision.

7.

Acceleration of Maturity.  Except as provided herein, and except as otherwise provided in the Subordination Agreement, if an Event of Default occurs and is continuing then, in every such case, the Holder may declare the principal of this Note to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable.  At such time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the Holder, the Holder, by written notice to the Company, may rescind and annul such declaration and its consequences, if all Events of Default, other than the nonpayment of the principal of this Note which has become due solely by such acceleration, has been cured or waived.  No such rescission shall affect any subsequent default or impair any right consequent thereon.

8.

Adjustment in Conversion.  The conversion price and number of shares issuable upon conversion of this Note may be subject to adjustment from time to time as follows:

a.

If the Company shall take a record of the holders of its shares of common stock for the purpose of entitling them to receive a dividend in shares of common stock, the conversion price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date;

b.

If the Company shall subdivide the outstanding shares of common stock into a greater number of shares or combine the outstanding shares into a smaller number of shares, or issue by reclassification any of its shares, the conversion price in effect immediately prior thereto shall be adjusted so that the Holder of the Note thereafter surrendered for conversion shall be entitled to receive after the occurrence of any of the events described the number of Shares to which the holder would have been entitled had such Note been converted immediately prior to the occurrence of such event, such adjustment to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination or reclassification, as the case may be, becomes effective;

c.

No fraction of a Share shall be issued upon conversion, but in lieu thereof the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of the fractional Share at the time of conversion;

d.

Neither the purchase or other acquisition by the Company of any shares of common stock, nor the sale of other disposition by the Company of any common shares, shall affect any adjustment of the conversion price or be taken into account in computing any subsequent adjustment of the conversion price; and

e.

If at any time:

(1)

the Company proposes to pay any dividend payable in shares of common stock upon its common stock or make any distribution, including cash or property dividend, out of earnings or earned surplus, to the holders of its common stock;

(2)

the Company proposes to enter into any plan of capital reorganization or reclassification of the common stock of the Company; or

(3)

the Company proposes to merge, consolidate, or encumber or sell all or substantially all of its assets other than in the ordinary course of business;

then, in any one or more of said cases, the Company shall cause a notice to be mailed to the registered Holder at the address of such holder  set forth in the Note Register.  Such notice shall be solely for the convenience of such registered Holder and shall not be a condition precedent to, nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by the Company.  Such notice shall be mailed, at least 10 days prior to the date on which the books of the Company shall close, or a record date shall be taken for such common shares dividend, share split or reclassification, consolidation, merger, or sale of properties and assets, as the case may be.  Such notice shall specify such record date for the closing of the transfer books.

9.

Restrictions.  The Holder, by acceptance of this Note, both with respect to the Note and the Conversion Shares and Penalty Shares (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants as follows:

a.

The Note and the Conversion Shares and Penalty Shares are being acquired for the holder’s own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or the Conversion Shares or Penalty Shares or any interest therein without registration or other compliance under the Act, and the Holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

b.

The Holder has been advised and understands that the Note and the Conversion Shares and Penalty Shares have not been registered under the Securities Act and the Note and/or the Conversion Shares and Penalty Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth in the Loan Agreement, the Company is under no obligation to register the Note and/or the Conversion Shares or Penalty Shares under the Securities Act; in the absence of such registration, sale of the Note or the Conversion Shares or Penalty Shares may be impracticable; the Company or the Company’s registrar and transfer agent, if any, will maintain stock transfer orders against registration of transfer of the Note and the Conversion Shares and Penalty Shares; and the certificates to be issued for any Conversion Shares or Penalty Shares will bear on their face a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

c.

The Company may refuse to transfer the Note and/or the Conversion Shares or Penalty Shares unless the Holder provides an opinion of legal counsel reasonably satisfactory to the Company or a “no action” or interpretive response from the SEC to the effect that the transfer is proper; further, unless such letter or opinion states that the Note and/or the Conversion Shares or Penalty Shares, as applicable, are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note and/or the Conversion Shares or Penalty Shares to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note and the Conversion Shares and Penalty Shares as set forth herein.  The Company may also refuse to transfer the Note or the Conversion Shares or Penalty Shares if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

10.

Registration of Transfers and Exchange of Notes.

a.

Transfer Register.  Subject to compliance with the legend set forth on the face of this Note, the Company shall register the transfer of any portion of this Note in the Note Register, upon surrender of this Note with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 11(c) below.  Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Note by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Holder hereunder.

b.

New Notes.  This Note is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 11(c) below for one or more New Notes, evidencing in the aggregate the right to aggregate principal amount of the original Note.  Any such New Note will be dated the date of such exchange.

11.

Miscellaneous.

a.

Registration Rights. The Conversion Shares and Penalty Shares are granted piggyback registration rights as set forth in the Loan Agreement.

b.

Shareholder Rights.  The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, unless or until this Note is converted as provided herein.  The rights of the Holder are limited to those expressed in this Note.

c.

Notices.  All communications provided for herein shall be in writing and shall be deemed to be given or made on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service, or (b) three business days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested, to the party entitled to receive the same, if to the Company at 8921 N. Indian Trail Road, #288, Spokane, WA 99208, Attention: Robert E. Jorgensen, CEO, or if to the Holder, at the address provided in the Note Register, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this paragraph.

d.

Attorneys’ Fees.  Should either party hereto default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue therefrom, or in pursuing any remedy provided hereunder or by the statutes of any state.

e.

Governing Law and Venue.  This Note and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Washington (without giving effect to any choice or conflict of law provisions), and any and all actions to enforce the provisions of this Note shall be brought in a court of competent jurisdiction in the County of Spokane, State of Washington and in no other place.

f.

Rights Are Cumulative.  The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law.  No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

g.

Waiver and Amendment.  None of the provisions hereof may be changed, waived, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, termination or discharge is sought.

h.

Negotiability and Transferability.  This Note is negotiable and transferable, subject to compliance with the provisions of Section 9 hereof.

i.

Presentment Waiver.  The Company hereby waives presentment for payment, protest, and notice of protest and of nonpayment of this Note.

j.

Severability.  If any provision of this Note is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Note be construed to remain fully valid, enforceable, and binding on the parties.

k.

Headings.  The descriptive headings of the various paragraphs or parts of this Note are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Desert Hawk Gold Corp.

By /s/ Robert E. Jorgensen

      Robert E. Jorgensen, Chief Executive Officer

Desert Hawk Gold Corp.

8921 N. Indian Trail Road, #288

Spokane, WA   99208

Re:  Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note or the portion hereof designated, and any unpaid interest on the Note, into shares of common stock of Desert Hawk Gold Corp., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

Date:

(Signature)

FILL IN FOR REGISTRATION OF SHARES

(Printed Name)

(Social Security or other identifying number)

(Street Address)

(City, State, and ZIP Code)

Portion to be converted (if less than all)

FORM OF ASSIGNMENT

(To be executed upon assignment of Note)

For value received,                                                                hereby sells, assigns and transfers unto                                    the attached Note [     % of the attached Note], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Desert Hawk Gold Corp. (the “Company”) attorney to transfer said Note [said percentage of said Note] on the books of the Company, with full power of substitution in the premises.

If not all of the attached Note is to be so transferred, a New Note is to be issued in the name of the undersigned for the balance of said Note.

The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Note unless applicable federal and state securities laws have been complied with.

Dated:                        , 20

Signature